Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Significant Accounting Policies

Basis of Presentation. Our consolidated financial statements include our refined products and crude oil operating segments. We consolidate all entities in which we have a controlling ownership interest. We apply the equity method of accounting to investments in entities over which we exercise significant influence but do not control. We eliminate all intercompany transactions.

Reclassifications. Certain prior year amounts have been reclassified to conform with the current period’s presentation.

Use of Estimates. The preparation of our consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities that exist at the date of our consolidated financial statements, as well as their impact on the reported amounts of revenue and expense during the reporting periods. Actual results could differ from those estimates.

Cash Equivalents. Cash and cash equivalents include demand and time deposits and funds that own highly marketable securities with original maturities of three months or less when acquired. We periodically assess the financial condition of the institutions where we hold these funds, and, at December 31, 2018 and 2019, we believed our credit risk relative to these funds was minimal.

Restricted Cash. Restricted cash includes cash that we are contractually required to use for the construction of fixed assets and is unavailable for general use. It is classified as noncurrent due to its designation to be used for the construction of noncurrent assets.

Accounts Receivable and Allowance for Doubtful Accounts. Accounts receivable represent valid claims against customers. We recognize accounts receivable when we sell products or render services and collection of the receivable is probable. We extend credit terms to certain customers after a review of various credit indicators. We establish an allowance for doubtful accounts for all or any portion of an account where we consider collections to be at risk and evaluate reserves no less than quarterly to determine their adequacy. Judgments relative to at-risk accounts include the customers’ current financial condition, the customers’ historical relationship with us and current and projected economic conditions. We write off accounts receivable when we deem an account uncollectible.
Product Overages and Shortages. Each period end we measure the volume of each type of product in our pipeline systems and terminals, which is compared to the volumes of our customers’ inventories (as adjusted for tender deductions).  To the extent the product volumes in our pipeline systems and terminals exceed the volumes of our customers’ book inventories, we recognize a gain from the product overage and increase our product inventories. To the extent the product in our pipeline systems and terminals is less than our customers’ book inventories, we recognize a loss from the product shortage and we record a liability for product owed to our customers.  The product overages we recognize are recorded based on market prices, and the resulting inventory is carried at weighted average cost.  The product shortages we recognize are recorded based on our weighted average cost.  Additionally, when product shortages result in a net short inventory position, the related liability is recorded based on period-end market prices.  Product overages and shortages as well as adjustments to the value of net short inventory positions are recorded in operating expenses on our consolidated statements of income.

Income Taxes. We are a partnership for income tax purposes and therefore are not subject to federal or state income taxes for most of the states in which we operate. The tax on our net income is borne by our unitholders through allocation to them of their share of taxable income. Net income for financial statement purposes may differ significantly from taxable income of unitholders because of differences between the tax basis and financial reporting basis of assets and liabilities and the taxable income allocation requirements under our partnership agreement. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined because information regarding each unitholder’s tax attributes is not available to us.

The amounts recognized as provision for income taxes in our consolidated statements of income are primarily comprised of partnership-level taxes levied by the state of Texas. This tax is based on revenues less direct costs of sale for our assets apportioned to the state of Texas.

Net Income Per Unit. We calculate basic net income per common unit for each period by dividing net income by the weighted-average number of common units outstanding. The difference between our actual common units outstanding and our weighted-average number of common units outstanding used to calculate net income per common unit is due to the impact of: (i) the phantom units issued to our independent directors, which are included in the calculation of basic and diluted weighted average units outstanding and (ii) the weighted-average effect of units actually issued during a period.  The difference between the weighted-average number of common units outstanding used for basic and diluted net income per unit calculations on our consolidated statements of income is primarily the dilutive effect of phantom unit awards granted pursuant to our long-term incentive plan, which have not yet vested in periods where contingent performance metrics have been met.

Index of Additional Significant Accounting Policies

Revenue from Contracts with Customers	Note 4 – Revenue
Property, Plant and Equipment	Note 5 – Property, Plant and Equipment, Goodwill and Other Intangibles
Goodwill and Other Intangible Assets	Note 5 – Property, Plant and Equipment, Goodwill and Other Intangibles
Investments in Non-Controlled Entities	Note 6 – Investments in Non-Controlled Entities
Inventory	Note 7 – Inventory
Leases	Note 10 – Leases
Pension and Postretirement Medical and Life Benefit Obligations	Note 11 – Employee Benefit Plans
Equity-Based Incentive Compensation	Note 12 – Long-Term Incentive Plan
Derivative Financial Instruments	Note 13 – Derivative Financial Instruments
Contingencies and Environmental	Note 15 – Commitments and Contingencies
New Accounting Pronouncements - Adopted by us on January 1, 2019

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, Leases (Topic 842). This ASU requires lessees to recognize a right-of-use asset and lease liability on the balance sheet for all leases, with the exception of short-term leases. The new accounting model for lessors remains largely the same, although some changes have been made to align it with the new lessee model and the new revenue recognition guidance. This update also requires companies to include additional disclosures regarding their lessee and lessor agreements. We adopted this standard on January 1, 2019, and it did not have a material impact on our consolidated statements of income or our leverage ratio as defined in our credit agreement. Adoption of this ASU resulted in an initial increase in our assets and liabilities by approximately $172 million due to the recognition of right-of-use assets and lease liabilities. See Note 10 – Leases for our lease disclosures.